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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 3, 2005
                                (Date of Report)

                                February 1, 2005
                        (Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
             (Exact name of registrant as specified in its charter)

NEW YORK                                    1-3157                         13-0872805
(State or other jurisdiction       (Commission File Number)             (IRS Employer
of incorporation)                                                 Identification No.)

                               400 Atlantic Street
                           Stamford, Connecticut 06921
              (Address and zip code of principal executive offices)

                                 (203) 541-8000
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 3, 2005 International Paper Company issued a press release reporting earnings for the fourth quarter of 2004 and held a webcast and a conference call to discuss earnings and current market conditions. A copy of the press release is being furnished as Exhibit 99.1 and a copy of the slides presented at the webcast and discussed in the conference call is being furnished as Exhibit 99.2 to this Form 8-K.


ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On February 1, 2005, the Company determined that it would need to restate its third quarter 2004 financial statements to adjust its estimated net loss from discontinued operations relating to the sale of Weldwood of Canada Ltd. ("Weldwood"). The adjustment, which represented a $79 million decrease in the loss (from $757 million to $678 million), was due to the impact of cumulative currency translation adjustments that were not included in the loss estimate that was reported in the original filing on November 9, 2004. This adjustment is reflected in the Company's Form 10-Q/A filed with the SEC on February 3, 2005, following management's discussion with Deloitte & Touche LLP, the Company's independent registered public accounting firm.

Detection of the error in the third quarter calculation of the estimated loss resulted from the Company's existing year-end internal control procedures. Those year-end procedures were supplemented in the fourth quarter with the implementation of enhanced quarterly and year-end review procedures for any significant non-routine transactions. These enhanced processes were implemented pursuant to Section 404 of Sarbanes-Oxley.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1: Press release of International Paper Company, dated February 3, 2005.

Exhibit 99.2: Slides of International Paper Company, dated February 3, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)


                                            By: /s/ Andrea L. Dulberg
                                                ----------------------------
                                                  Name: Andrea L. Dulberg
                                                  Title:   Assistant Secretary

                                            Date:  February 3, 2005

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                                  EXHIBIT INDEX

Exhibit 99.1: Press release of International Paper Company, dated February 3, 2005.

Exhibit 99.2: Slides of International Paper Company, dated February 3, 2005.

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